LIBERTY ALL-STAR GROWTH FUND, INC.
                              Federal Reserve Plaza
                           Boston, Massachusetts 02210
                                 (617) 722-6000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 16, 1997


To the Shareholders of Liberty All-Star Growth Fund, Inc.:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders of Liberty All-Star Growth Fund, Inc. (the "Fund") will be held in the New England Room, 4th Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts, on April 16, 1997 at 2:00 p.m., Boston time. The purpose of the Meeting is to consider and act upon the following matters:

     1. To elect a Director of the Fund.

     2. To approve the Fund's Portfolio Management Agreement with William Blair & Company, L.L.C.

     3. To ratify the selection by the Board of Directors of KPMG Peat Marwick LLP as the Fund's independent auditors for the year ending December 31, 1997.

     4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on February 21, 1997 as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL THE PROPOSALS.

                                    By order of the Board of Directors


                                    John L. Davenport, Secretary


     YOUR VOTE IS IMPORTANT--PLEASE RETURN YOUR PROXY ROMPTLY.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WE URGE YOU, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.


March 1, 1997

                       LIBERTY ALL-STAR GROWTH FUND, INC.
                                 PROXY STATEMENT

                         Annual Meeting of Shareholders

                                 April 16, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Liberty All-Star Growth Fund, Inc. (the "Fund") to be used at the Annual Meeting of Shareholders of the Fund to be held on April 16, 1997 at 2:00 p.m. Boston time in the New England Room, 4th Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts, and at any adjournments thereof (such meeting and any adjournments being referred to as the "Meeting").

     The solicitation of proxies for use at the Meeting is being made primarily by the mailing on or about March 3, 1997 of this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers and Directors of the Fund and officers and employees of its manager, Liberty Asset Management Company ("Liberty Asset Management") and its affiliates. In addition, the Fund has retained Corporate Investor Communications, Inc. as agent to coordinate the distribution of proxy material to and the return of proxies from banks, brokers, nominees and other custodians at a fee of $4,000 plus out-of-pocket expenses. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meeting will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares. This Proxy Statement is accompanied by the Fund's 1996 Annual Report to Shareholders.

     The Meeting is being held to vote on the matters described below.

PROPOSAL 1. ELECTION OF DIRECTOR

     The Fund's Board of Trustees is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meeting of Shareholders (or special meeting in lieu thereof) each year. Unless authority is withheld, the enclosed proxy will be voted for the election of James E. Grinnell as a Director to hold office until the final adjournment of the Annual Meeting of Shareholders for the year 2000 (or special meeting in lieu thereof) or until his successor is elected and qualified. Mr. Grinnell has served as a Director since May 27, 1994. He has consented to serve as a Director following the Meeting if elected, and is expected to be able to do so. If Mr. Grinnell is unable or unwilling to do so at the time of the Meeting, proxies will be voted for such substitute as the Directors may recommend (unless authority to vote for the election of Directors has been withheld).

     Information about the nominee for election as a Director follows:

                                                    Principal Occupation During
Name/Age and Address                                Past Five Years                                 Fund Shares Owned(1)
--------------------                                ---------------                                 --------------------
James E. Grinnell (Age 67)(2)                       Private investor (since November, 1988);
22 Harbor Avenue                                    Senior Vice President-Operations, The
Marblehead, MA  01945                               Rockport Company, importer and
                                                    distributor of shoes (May, 1986 to
                                                    November, 1988).                                     554

     The following Directors continue to serve in such capacity until their terms of office expire and their successors are elected and qualified:

                                                    Principal Occupation During
Name/Age and Address                                Past Five Years                                 Fund Shares Owned(1)
--------------------                                ---------------                                 -----------------
Robert J. Birnbaum (Age 69)(2)                      Retired (since January, 1994); Special
313 Bedford Road                                    Counsel, Dechert, Price & Rhoads
Ridgewood, NJ  07450                                (September, 1988 to December, 1993);
                                                    President and Chief Operating Officer,
                                                    New York Stock Exchange, Inc. (May, 1985
                                                    to June, 1988).                                      2,214

Harold W. Cogger * (Age 60)                         Executive Vice President and Director,
Liberty Financial                                   Liberty Financial Companies, Inc. (since
   Companies, Inc.                                  March, 1995); President (since October,
600 Atlantic Avenue                                 1994), Chief Executive Officer (since
Boston, MA 02210                                    March, 1995) and Director (since October,
                                                    1981), The Colonial Group,
                                                    Inc.; President (since July,
                                                    1993), Chief Executive
                                                    Officer (since March, 1995)
                                                    and Director (since March,
                                                    1984), Executive Vice
                                                    President (October, 1989 to
                                                    July, 1993), Colonial
                                                    Management Associates, Inc.;
                                                    President (since March
                                                    1996), Vice President (July,
                                                    1993 to March, 1996), Stein
                                                    Roe & Farnham Incorporated.                          1,107


                                       3



                                                    Principal Occupation During
Name/Age and Address                                Past Five Years                                 Fund Shares Owned(1)
--------------------                                ---------------                                 -----------------
Richard W. Lowry (Age 60)(2)                        Private investor (since August, 1987);
10701 Charleston Drive                              Chairman and Chief Executive Officer,
Vero Beach, FL  32963                               U.S. Plywood Corporation, manufacturer
                                                    and distributor of wood products (August,
                                                    1985 to August, 1987).                               1,107(3)

-----------------------
(1) Shows all shares owned beneficially, directly or indirectly, on the record date for the Meeting. Such ownership includes voting and investment control. The Fund's Directors and officers as a group then so owned less than 1% of the shares of the Fund outstanding.

(2) Member of the Audit Committee.

(3) Held by the trustee of a trust of which Mr. Lowry is the sole beneficiary.

* "Interested person" of the Fund, as defined in the Investment Company Act of 1940, by reason of his positions with Liberty Financial Companies, Inc., the indirect parent of Liberty Asset Management, and its affiliates.

     The terms of office of Messrs. Cogger and Lowry will expire on final adjournment of the Annual Meeting (or special meeting in lieu thereof) in 1998, and the term of office of Mr. Birnbaum will expire on final adjournment of the Annual Meeting (or special meeting in lieu thereof) in 1999. Mr. Cogger has served as a Director since April 17, 1996; Mr. Lowry has served as a Director since May 27, 1994; and Mr. Birnbaum has served as a Director since November 6, 1995. Messrs. Birnbaum, Grinnell and Lowry are also trustees of Colonial Trusts I through VII (the "Colonial Trusts"), the umbrella trusts for an aggregate of 38 open-end funds (the "Colonial Funds") managed by Colonial Management Associates, Inc. ("Colonial"), an affiliate of Liberty Asset Management, five closed-end funds managed by Colonial (the "Colonial Closed-End Funds"), and LFC Utilities Trust, an open-end investment company managed by Stein Roe & Farnham Incorporated, another affiliate of Liberty Asset Management. Messrs. Birnbaum, Cogger, Grinnell and Lowry are also trustees of Liberty All-Star Equity Fund, another closed-end multi-managed fund managed by Liberty Asset Management.

     During 1996 the full Board of Directors of the Fund held five meetings, and the Audit Committee, which is comprised of all the Directors who are not "interested persons" of the Fund, met twice. All Directors were present at all meetings.

     The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected, reviews the methods, scope and results of audits and fees charged by such accountants, and reviews the Fund's internal accounting procedures and controls. The Fund has no nominating or compensation committee.

                                  COMPENSATION

         Liberty Asset Management or its affiliates pay the compensation of all the officers of the Fund. The Fund pays the Directors who are not affiliated with Liberty Asset Management (the "independent Directors") an annual retainer of $5,000 per annum, plus $1,200 per meeting attended, with a minimum of $11,000 per annum if less than five meetings are held and all meetings are attended, plus out-of-pocket expenses relating to attendance at meetings. The total fees accrued to the independent Directors as a group during the year ended December 31, 1996 by the Fund were $33,000 and out-of-pocket expenses relating to their attendance at meetings were $3,975.

         The following table shows, for the year ended December 31, 1996, the compensation received from the Fund by each Director, and the aggregate compensation paid to each Director for service on the Board of Directors of the Fund and the Board of Trustees of the Colonial Trusts, the Colonial Closed-End Funds, LFC Utilities Trust and Liberty All-Star Equity Fund (of which Messrs. Birnbaum, Grinnell and Lowry are also trustees or directors). The Fund has no bonus, profit sharing or retirement plans.

                                                                                     Total Compensation from the Fund,
                                                                                     the Colonial Funds, the Colonial
                                                                                     Closed-End Funds, LFC Utilities
                                           Aggregate Compensation                    Trust and Liberty All-Star Equity
Name                                       from the Fund                             Fund
----                                       -------------                             ---------------------------------
Harold W. Cogger                           -0-                                       -0-

Robert J. Birnbaum                         $11,000                                   $117,000

James E. Grinnell                          $11,000                                   $118,000

Richard W. Lowry                           $11,000                                   $120,000

Officers

     The following are the executive officers of the Fund, in addition to Mr. Harold W. Cogger who serves as Chairman of the Board of Trustees.

                                                        Position                   Principal Occupation During Past
Name/Age and Address                                    with Fund                  Five Years
--------------------                                    ---------                  ----------
Richard R. Christensen (Age 63)                         President and              President of Liberty Asset
Liberty Asset Management Company                        Chief Executive            Management (since January,
600 Atlantic Avenue                                     Officer                    1995); President of Liberty
Boston, MA  02210                                                                  Investment Services, Inc.
                                                                                   (April, 1987 to March, 1995).


                                       5



                                                        Position                   Principal Occupation During
Name/Age and Address                                    with Fund                  Past Five Years
--------------------                                    ---------                  ---------------
William R. Parmentier (Age 44)                          Vice President -           Senior Vice President and Chief
Liberty Asset Management Company                        Chief Investment           Investment Officer of Liberty
600 Atlantic Avenue                                     Officer                    Asset Management (since May,
Boston, MA  02210                                                                  1995); Consultant (October,
                                                                                   1994 to May, 1995); President,
                                                                                   GQ Asset Management, Inc.
                                                                                   (July, 1993 to October, 1994);
                                                                                   Assistant Treasurer, Grumman
                                                                                   Corporation (December, 1974 to
                                                                                   July, 1993).

Timothy J. Jacoby (Age 44)                              Treasurer                  Senior Vice President, Fund
Colonial Management Associates, Inc.                                               Administration, Colonial
One Financial Center                                                               Management Associates, Inc.
Boston, MA  02111                                                                  (since September, 1996); Senior
                                                                                   Vice President, Fidelity
                                                                                   Accounting and Custody Services
                                                                                   (October, 1993 to September,
                                                                                   1996); Assistant Treasurer,
                                                                                   Fidelity Group of Funds
                                                                                   (August, 1990 to September,
                                                                                   1993).

Peter L. Lydecker (Age 43)                              Controller                 Vice President of Colonial
Colonial Management Associates, Inc.                                               Management Associates, Inc.
One Financial Center                                                               (formerly Assistant Vice
Boston, MA  02111                                                                  President).

John L. Davenport (Age 60)                              Secretary                  Vice President and Associate
Liberty Financial Companies, Inc.                                                  General Counsel of Liberty
600 Atlantic Avenue                                                                Financial Companies, Inc. and
Boston, MA  02210                                                                  predecessor (since January,
                                                                                   1984).

     Mr. Christensen has served as President of the Fund since November 30, 1994; Mr. Cogger has served as Chairman of the Board since April 18, 1996; Mr. Parmentier has served as Vice President Chief Investment Officer since April 18, 1996; Mr. Jacoby was appointed Treasurer effective October 10, 1996; Mr. Lydecker has served as Controller since May 11, 1995; and Mr. Davenport has served as Secretary since May 27, 1994. Mr. Christensen also serves as President and a trustee of the Stein Roe Variable Investment Trust and the Keyport Variable Investment Trust, other investment companies managed by affiliates of Liberty Asset Management; Messrs. Jacoby and Lydecker serve as Treasurer and Controller, respectively, of the Keyport Variable Investment Trust, the Colonial Trusts and the Colonial Closed-End Funds; and Messrs. Christensen, Davenport, Jacoby, Lydecker and Parmentier serve as officers of Liberty All-Star Equity Fund. Each officer of the Fund serves at the pleasure of the Board of Directors.

PROPOSAL 2. TO APPROVE NEW PORTFOLIO MANAGEMENT AGREEMENT

Background - The Multi-Manager Methodology

     The Fund allocates its portfolio assets on an approximately equal basis among a number of independent investment management firms ("Portfolio Managers") recommended by Liberty Asset Management,- currently three in number,- each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. The Fund's multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer performance under other conditions. The Fund's multi-manager methodology seeks to achieve more consistent and less volatile performance over the long-term than if a single Portfolio Manager were employed.

     The Portfolio Managers recommended by Liberty Asset Management represent a blending of different styles which, in its opinion, is appropriate for the Fund's investment objective and which is sufficiently broad so that at least one of such styles can reasonably be expected to be in relative market favor in all reasonably foreseeable market conditions. Liberty Asset Management continuously analyses and evaluates the investment performance and portfolios of the Fund's Portfolio Managers and from time to time recommends changes in the Portfolio Managers. Such recommendations could be based on factors such as a Portfolio Manager's divergence from the investment style for which it was selected, changes deemed by Liberty Asset Management to be potentially adverse in a Portfolio Manager's personnel or ownership or other structural or organizational changes affecting the Portfolio Manager, or a deterioration in a Portfolio Manager's investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes, as well as rebalancings of the Fund's portfolio among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover results in increased brokerage commission and transaction costs to the Fund, and may result in the recognition of additional capital gains.

New Portfolio Manager

     Effective March 1, 1997 William Blair & Company, L.L.C. replaced Provident Investment Counsel, Inc. ("Provident"), a Portfolio Manager of the Fund since May 27, 1994. Under the terms of an exemptive order issued to the Fund and Liberty Asset Management by the

Securities and Exchange Commission, the Fund may enter into a portfolio management agreement with a new or additional Portfolio Manager recommended by Liberty Asset Management in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on other terms and conditions substantially similar to, the Fund's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at the Fund's regularly scheduled annual meeting next following the date of the portfolio management agreement with the new or additional Portfolio Manager. Accordingly, the Fund's new portfolio management agreement with William Blair & Company, LLC is being submitted for shareholder approval at the Meeting.

     Provident's investment style is to invest in the stock of companies having fast growing earnings, with an emphasis on larger capitalization companies. In late 1996 Liberty Asset Management determined to recommend the replacement of Provident with a growth style Portfolio Manager incorporating mid-sized and small-sized capitalization companies in its portfolio and with a lower portfolio turnover rate. Liberty Asset Management first analyzed information regarding the personnel, investment process and performance of a large number of investment management firms practicing such an investment style, ultimately reducing the number of candidates willing to accept the proposed portfolio management fee to three. Liberty Asset Management then analyzed the performance, volatility and portfolio characteristics of the three candidates when combined with those of the Fund's other Portfolio Managers. Based on the foregoing, Liberty Asset Management recommended, and the Board of Directors on February 20, 1997 approved, the termination of the Fund's portfolio management agreement with Provident and its replacement by William Blair & Company, L.L.C. ("Blair") effective March 1, 1997.

     Blair, 222 West Adams Street, Chicago, Illinois 60606, is an investment adviser registered under the Investment Advisors Act of 1940, as amended. Blair is also an investment banker and broker-dealer firm registered under the Securities Exchange Act of 1934. Blair was founded over 50 years ago by William McCormick Blair and currently has more than 100 principals and 600 employees at offices in Chicago, San Francisco, London, Liechtenstein and Zurich. The main office in Chicago houses all investment banking, research and investment management services. As of December 31, 1996 Blair had over $7.8 billion in assets under management and employed over 20 portfolio managers, supported by over 25 analysts. See Appendix A for further information about Blair.

Terms of New Portfolio Management Agreement

     The portfolio management agreement with Blair is at the same fee rates and is on other terms and conditions substantially similar to those of the portfolio management agreements with the Fund's two other Portfolio Managers. A copy of the new portfolio management agreement is attached to this proxy statement as Appendix B.

     Under the Fund's portfolio management agreements (including that with Blair), each Portfolio Manager has discretionary investment authority (including the selection of brokers and dealers for the execution of the Fund's portfolio transactions) with respect to the portion of the

Fund's assets allocated to it by Liberty Asset Management from time to time, subject to the Fund's investment objective and policies, to the supervision and control of the Directors, and to instructions from Liberty Asset Management. The Portfolio Managers are required to use their best professional judgment in making timely investment decisions for the Fund. The Portfolio Managers, however, will not be liable for actions taken or omitted in good faith and believed to be within the authority conferred by their portfolio management agreements and without willful misfeasance, bad faith or gross negligence.

     From the fund management fees it receives from the Fund (0.75% per annum of the Fund's average weekly net asset value up to $125 million, 0.5625% per annum of its average weekly net assets exceeding $125 million and up to $250 million, and 0.125% per annum of its average weekly net assets over $250 million), Liberty Asset Management pays each Portfolio Manager a quarterly portfolio management fee at the rate of .10% (.40% annually) of the Portfolio Manager's Percentage (as defined below) of the average weekly net assets of the Fund up to and including $125 million, .075% (.30% annually) of the Portfolio Manager's Percentage of the average weekly net assets of the Fund exceeding $125 million and up to and including $250 million; and .05% (.20% annually) of the Portfolio Manager's Percentage of the average weekly net assets of the Fund exceeding $250 million. "Portfolio Manager's Percentage" means the percentage obtained by dividing the average weekly net assets of the portion of the Fund's assets assigned to that Portfolio Manager by the total of the Fund's average weekly net assets. As of February 18, 1997, the Fund's net assets were $147,000,000.

     If approved by shareholders at the Meeting, the Portfolio Management Agreement with Blair will remain in effect until November 6, 1997, and will continue thereafter until terminated by the Fund or the Portfolio Manager, provided such continuance is approved at least annually by the Board of Directors, including a majority of the independent Directors, or by the vote of a "majority of the outstanding voting securities" (as defined under Required Vote below) of the Fund.

Portfolio Transactions and Brokerage

     Each of the Fund's Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the portion of the Fund's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Fund provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Fund.

     The Portfolio Managers are authorized to cause the Fund to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

     In addition, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Fund, are authorized to consider (and Liberty Asset Management may request them to consider) brokers or dealers that provide or make available to Liberty Asset Management research products or services such as research reports; subscriptions to financial publications and research compilations; portfolio analyses; economic reports; compilations of securities prices, earnings, dividends and other data; computer hardware and software, quotation equipment and services used for research; and services of economic or other consultants. Research products and services made available to Liberty Asset Management include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer hardware and software, all of which are used by Liberty Asset Management in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies. These research products and services may also be used by Liberty Asset Management in connection with its management of Liberty All-Star Equity Fund. In instances where Liberty Asset Management receives from or through brokers and dealers products or services which are used both for research purposes and for administrative or other non-research purposes, Liberty Asset Management makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

     Although the Fund does not permit a Portfolio Manager to act or have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Fund's procedures adopted pursuant to Rule 17e-1 under the Investment Company Act. During 1996 aggregate commissions of $600, representing less than one percent of the total commissions paid by the Fund, were paid to Oppenheimer & Co., Inc., a broker-dealer affiliate of Oppenheimer Capital, a Portfolio Manager of the Fund, in connection with the execution of a portfolio transaction for the Fund initiated by another Portfolio Manager.

Required Vote

     Approval of the portfolio management agreement with Blair requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund which, under the Investment Company Act of 1940, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
(b) more than 50% of the outstanding shares. SEE INFORMATION ABOUT THE MEETING below.

     In the event that the shareholders of the Fund fail to approve the portfolio management agreement with Blair, the portfolio management agreement will terminate and Liberty Asset Management will reallocate the portfolio assets under management by Blair among one or more of the Fund's other Portfolio Managers pending approval of any portfolio management agreement with a new Portfolio Manager.

     The Board of Directors unanimously recommends that the shareholders vote FOR approval of the portfolio management agreement with William Blair & Company, L.L.C. (Proposal 2).

PROPOSAL 3. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     By vote of the Board of Directors, including the vote of the non-interested Directors, the firm of KPMG Peat Marwick LLP has been selected as independent auditors for the Fund for the year ending December 31, 1997. Such selection is being submitted to the shareholders for ratification. The employment of KPMG Peat Marwick LLP is conditioned on the right of the Fund by majority vote of its shareholders to terminate such employment. Such firm has acted as independent auditors for the Fund since its commencement of operations in 1986.

     The services provided by the Fund's independent auditors include examination of its annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review of the Fund's annual federal income tax returns. Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will be given the opportunity to make a statement if they should so desire.

OTHER BUSINESS

     The Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

MANAGEMENT

     Liberty Asset Management, 600 Atlantic Avenue, Boston, Massachusetts 02210, is the Fund's manager. Liberty Asset Management is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), the address of which is also 600 Atlantic Avenue, Boston, Massachusetts 02210. Approximately 81% of the common stock of Liberty Financial is owned by Liberty Mutual Insurance Company, Boston, Massachusetts, and the balance is publicly held. Liberty Asset Management implements and operates the Fund's multi-manager methodology described under Proposal 2 above and has overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, subject to the Fund's investment objective and policies and any directions of the Directors.

     Liberty Asset Management is also responsible under the Fund Management Agreement for the provision of administrative services to the Fund, including the provision of office space, shareholder and broker-dealer communications, compensation of all officers and employees of the Fund who are officers or employees of Liberty Asset Management or its affiliates, and supervision of transfer agency, dividend disbursing, custodial and other services provided by others. Certain of Liberty Asset Management's administrative responsibilities to the Fund have been delegated to its affiliate, Colonial Management Associates, Inc. For its administrative services the Fund pays Liberty Asset Management an annual fee at the rate of 0.25% of the Fund's average weekly net assets up to $125 million, 0.1875% of its average weekly net assets exceeding $125 million and up to $250 million, and 0.125% of its average weekly net assets exceeding $250 million. This administrative service fee is in addition to the fund management fees paid by the Fund to Liberty Asset Management described on page 9.

     The names and addresses of the Fund's current Portfolio Managers, in addition to Blair, are as follows:

     Oppenheimer Capital              Mississippi Valley Advisors, Inc.
     Oppenheimer Tower                One Mercantile Center
     World Financial Center           Seventh & Washington Streets
     New York, NY  10281              St. Louis, Missouri  63101

INFORMATION ABOUT THE MEETING

     All proxies solicited by the Board of Directors which are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the election as Director of the nominee named under Proposal 1, FOR approval of the Fund's Portfolio Management Agreement with Blair, and FOR ratification of the Board's selection of the Fund's independent auditors for 1997. Any proxy may be revoked at any time prior to its use by written notification received by the Fund's Secretary, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

     The election of the Director is by plurality vote. Approval of the Portfolio Management Agreement with Blair requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as defined under Proposal 2 - Required Vote above. Ratification of the selection of the Fund's independent auditors requires the affirmative vote of a majority of the votes cast at the Meeting, a quorum being present. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast", but the shares represented thereby will be considered to be present for the purposes of determining the presence of a quorum. Only shareholders of record may vote.

     Broker-dealer firms holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, if no instructions have been received prior to the date specified in such broker-dealer firm's request for voting instructions, the broker-dealer firms may grant authority to the proxies designated by the Fund to vote for the election of the Director, for approval of the portfolio management agreement with Blair, and for the ratification of the selection of the Fund's independent auditors.

     The shares as to which the Fund is granted authority by broker-dealer firms to vote on the election of the Director, as well as shares as to which properly executed proxies are returned by the record shareholders, will be counted as represented at the Meeting. Because of the effect of the New York Stock Exchange rules referred to above, the failure of any Fund shareholder whose shares are held in "street name" by a broker-dealer firm to timely furnish his or her instructions on how to vote such shares on the election of the Director, the approval of the new portfolio management agreement with Blair and the ratification of the selection of independent auditors will have the same effect as a vote for such proposals. An abstention on the approval of the new portfolio management agreement will have the same effect as vote against such proposal and the withholding of a vote on the election of the Director or an abstention on the ratification of the selection of auditors will have no effect on such proposals.

     All shareholders of record on February 21, 1997 are entitled to one vote for each share held. As of that date 12,119,251 shares of common stock of the Fund were issued and outstanding. Based on a Schedule 13G dated January 21, 1997 and an amendment thereto dated February 4, 1997 mailed to the Fund by such firm pursuant to Section 13(g) of the Securities Exchange Act of 1934 (the "Exchange Act"), Bowling Portfolio Management, Inc. ("Bowling"), 2651 Observatory Avenue, Cincinnati, Ohio 45208, beneficially owned 1,242,363 shares of common stock of the Fund, representing 10.25% of the shares outstanding on the record date, as to 99,934 of which shares Bowling has voting power. Bowling represented in such
Schedule 13G that it acquired these shares in the ordinary course of its business as an investment adviser and not for the purpose of changing or influencing the control of the Fund. To the knowledge of the Fund, on the record date for the Meeting no other shareholder owned beneficially, as defined by Rule 13d-3 under the Exchange Act, more than 5% of the outstanding shares of the Fund.

     In the event a quorum is present but votes sufficient for approval of any proposals recommended by the Trustees have not been received, those proxies that have been received may be voted on adjournment of the Meeting in a manner considered to be consistent with the intention of the shareholders submitting such proxies.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Fund's Directors and officers and persons who own more than ten percent of the Fund's outstanding shares and certain officers and directors of Liberty Asset Management (collectively, "Section 16 reporting persons"), to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Fund shares. Section 16 reporting persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

     To the Fund's knowledge, based solely on a review of the copies of such reports furnished to the Fund and on representations that no other reports were required, during the year ended December 31, 1996, the Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them, except that the report of a purchase and the report of a sale of shares of the Fund by Mr. Michael E. Santilli, Controller of Liberty Asset Management, were filed late.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 1998 Annual Meeting must be received by the Fund on or before October 31, 1997. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.




March 1, 1997

                                   APPENDIX A


                Information about William Blair & Company, L.L.C.


William Blair & Company, L.L.C.
222 West Adams Street
Chicago, IL  60606


     William Blair & Company, L.L.C. ("Blair") is a registered investment adviser and securities broker-dealer. It is the successor to a general partnership the over 100 former general partners of which are members or principals no one of whom owns a more than 25% interest. Its Chief Executive Officer is Mr. E. David Coolidge III, and its Executive Committee is comprised of Mr. Coolidge and Messrs. Harvey H. Bundy, III, F. Conrad Fischer, Edgar D. Jannotta, Sr., John P. Kayser, Richard P. Kiphart, Albert J. Lacher, James D. McKinney, and James M. McMullan, the principal occupation of all of whom is with Blair.

     The following table sets forth certain information regarding registered investment companies with investment objectives similar to the Fund's for which Blair provides investment advisory or portfolio management services.

                                     Investment Advisory Fee as a Percentage of         Approximate Net Assets
Name of Fund                         Average Daily Net Assets                           (in millions)
------------                         ------------------------                           ----------------------
William Blair
  Growth Fund                        0.75%                                              $502

William Blair
  Value Discovery Fund               1.15%*                                             $2

---------
* Blair has agreed to waive fees to the extent necessary to maintain the Fund's expenses at a level not higher than 1.50% per annum.

                                   APPENDIX B

                         PORTFOLIO MANAGEMENT AGREEMENT


                                                    March 1, 1997

William Blair & Company, L.L.C.
222 West Adams Street
Chicago, IL  60606

     Re: Portfolio Management Agreement

Gentlemen:

     Liberty All-Star Growth Fund, Inc. (the "Fund") is a diversified closed-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

     Liberty Asset Management Company (the "Fund Manager") evaluates and recommends portfolio managers for the assets of the Fund, and is responsible for the day-to-day administration of the Fund.

     1. Employment as a Portfolio Manager. The Fund being duly authorized hereby employs William Blair & Company, L.L.C. (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund's assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Portfolio Manager Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

     2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

     3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in its current Registration Statement under the Act, as the same may be modified from time to time (the "Registration Statement"), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in the Registration Statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Board of Directors of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

     4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

     5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

          A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

          B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account.

          C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

     6. Proxies. The Fund will vote or direct the voting of all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time. At the request of the Fund, the Portfolio Manager shall provide the Fund with its recommendations as to the voting of such proxies.

     7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager from the fund management fees paid to it by the Fund, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

     8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, members, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, coinvestment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

     9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17(i) of the Act).

     10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

     11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

     12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

          A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

          B. The Fund has delivered to the Portfolio Manager a true and complete copy of the Registration Statement as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

     13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

          A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

          B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The

     Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

          C. It will adopt a written code of ethics complying with the requirements of Rule l7j-l under the Act and will provide the Fund with a copy of the code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule l7j-l during the previous year and that there has been no violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund, the Portfolio Manager shall permit the Fund to examine the reports required to be made by the Portfolio Manager under Rule l7j-l(c)(l).

          D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Fund may reasonably require in connection with the preparation of its Registration Statement or amendments thereto, proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

     14. Amendment. This Agreement may be amended at any time, but (except for Schedules A and B which may be amended by the Fund Manager acting alone) only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Directors and the Shareholders of the Fund as and to the extent required by the Act.

     15. Effective Date; Term. This Agreement shall continue in effect until November 6, 1997 and shall continue in effect thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of Directors or (ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event such continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, and provided further that, in accordance with the conditions of the application of the Fund and the Fund Manager for an exemption from Section 15(a) of the Act (Rel. Nos. IC 20772 and 20824), the continuance of this Agreement following the regularly scheduled annual meeting of the shareholders of the Fund next following the date of this Agreement shall be subject to approval at such meeting by such "majority" vote of the Fund's outstanding voting securities. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

     16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the

Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

     17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

     18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.


                                    LIBERTY ALL-STAR GROWTH FUND, INC.

                                    By: __________________________________

                                    Title: _______________________________

                                    LIBERTY ASSET MANAGEMENT COMPANY

                                    By: __________________________________

                                    Title: _______________________________



ACCEPTED:

WILLIAM BLAIR & COMPANY, L.L.C.

By: _________________________________

Title: ______________________________

SCHEDULES:  A. Operational Procedures For Portfolio Transactions (not included)
            B. Record Keeping Requirements (not included)
            C. Fee Schedule

                                   SCHEDULE C

                              PORTFOLIO MANAGER FEE


     For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the fifth business day of each calendar quarter, a fee for the previous calendar quarter at the rate of:

     .10% (.40% annually) of the Portfolio Manager's Percentage (as defined below) of the average weekly net assets of the Fund up to and including $125 million;

     .075% (.30% annually) of the Portfolio Manager's Percentage of the average weekly net assets of the Fund exceeding $125 million and up to and including $250 million; and

     .05% (.20% annually) of the Portfolio Manager's Percentage of the average weekly net assets of the Fund exceeding $250 million.

     Each quarterly payment set forth above shall be based on the average weekly net assets during such previous calendar quarter. The fee for the period from the date this Agreement becomes effective to the end of the calendar quarter in which such effective date occurs will be prorated according to the proportion that such period bears to the full quarterly period. Upon any termination of this Agreement before the end of a calendar quarter, the fee for the part of that calendar quarter during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full quarterly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund's net assets will be computed at the times and in the manner specified in the Registration Statement as from time to time in effect.

     "Portfolio Manager's Percentage" means the percentage obtained by dividing the average weekly net assets in the Portfolio Manager Account by the Fund's average weekly net assets.

LIBERTY ALL-STAR GROWTH FUND, INC.                                   PROXY

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF LIBERTY ALL-STAR GROWTH FUND, INC.
               FOR 1997 ANNUAL MEETING OF SHAREHOLDERS


The undersigned, revoking previous proxies, hereby appoints Richard R. Christensen, John A. Benning and John L. Davenport, or any one or more of them, attorneys, with power of substitution, to vote all shares of Liberty All-Star Growth Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the 1997 Annual Meeting of the Fund to be held in the New England Room, 4th Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts on April 16, 1997 at 2:00 P.M. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. This undersigned directs said proxy holders to vote as specified upon the proposals shown on the reverse side, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED OR, IF NO DIRECTION IS INDICATED, FOR PROPOSALS 1, 2 AND 3, UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED, AND WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 4.

______________________________________________________________________________

        PLEASE MARK, DATE, SIGN ON REVERSE AND RETURN PROMPTLY USING
          THE ENCLOSED ENVELOPE.  PLEASE DO NOT FOLD, STAPLE OR MUTILATE
______________________________________________________________________________

______________________________________________________________________________
       Please sign exactly as your name(s) appear(s) on the reverse side.
          Corporate proxies should be signed by an authorized officer.
______________________________________________________________________________

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

___________________________________________

LIBERTY ALL-STAR GROWTH FUND, INC.
___________________________________________


RECORD DATE SHARES:









1.       ELECTION OF DIRECTOR


         Nominee - James E. Grinnell
          (Class of 2,000)                FOR [ ]    VOTE WITHHELD [ ]

2.       APPROVAL OF PORTFOLIO
         MANAGEMENT AGREEMENT WITH
         WILLIAM BLAIR & COMPANY, L.L.C.  FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

3.       RATIFICATION OF SELECTION OF
         INDEPENDENT AUDITORS             FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

4. In their discretion, upon such other business as may properly come before the Meeting.


Please be sure to sign and date this Proxy.   Date         , 1997




Shareholder sign here                        Co-owner sign here



DETACH CARD                                                    DETACH CARD